Securities and Exchange Commission

                                Washington, DC  20549

                                     Form 8-K

                                  Current Report

                        Pursuant to Section 13 to 15(d) of the
                              Securities Exchange Act 1934


                                Date of Report June 8, 1994
                            (Date of earliest event reported)




                              California Energy Company, Inc.
                (Exact name of registrant as specified in its charter)




Delaware                 1-9874                    94-2213782
(State of other      (Commission File             (IRS Employer
jurisdiction of          Number)               Identification No)
incorporation)



10831 Old Mill Road       Omaha, Nebraska              68154
(Address of principal executive offices)          Zip Code



Registrant's Telephone Number, including area code: (402)330-8900



                     N/A
(Former name or former address, if changed since last report)

ITEM 5.  Other Events

On June 8, 1994 the Registrant announced that San Diego Gas & Electric ("SDG&E") had filed a complaint in U.S. District Court seeking to be released from its power purchase agreement with the Registrant's subsidiary, Yuma Cogeneration Associates ("YCA") and had stated its intent to reduce payments to YCA. The Registrant has reviewed SDG&E's complaint and believes it to be without merit and intends to defend the lawsuit vigorously and will seek to recover damages for any harm caused to the Registrant or its shareholders by this lawsuit and SDG&E's attempt to reduce
payments to YCA.   A copy of the press release issued by the
Registrant is set forth as Exhibit 1 hereto and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated June 8, 1994.

                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              California Energy Company, Inc.



              By:  /s/Steven A. McArthur
                   Steven A. McArthur
                   Senior Vice President


Dated:  June 9, 1994